UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2018

ENERGY RECOVERY, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34112	01-0616867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1717 Doolittle Drive, San Leandro, California 94577
(Address if Principal Executive Offices) (Zip Code)

510-483-7370
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 27, 2018, Energy Recovery, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to announce the resignation of Mr. Joel Gay as the Company’s President and Chief Executive Officer. Pursuant to Item 5.02(e) of Current Report on Form 8-K, the Company is filing this Amendment No. 2 to the Original Report (the “Amendment”) solely for the purpose of disclosing a brief description of the separation agreement entered into between the Company and Mr. Gay. The information contained in the Amendment should be read in conjunction with the information contained in the Original Report.

On April 18, 2018, the Company entered into a Settlement Agreement and Release with Mr. Gay, pursuant to which the Company has agreed to (1) amend Mr. Gay’s options to purchase 192,345 shares of the Company’s common stock that were outstanding on February 25, 2018 to allow such options to continue to vest and become exercisable through February 25, 2019 and to extend the period during which Mr. Gay may exercise such options until February 25, 2019; (2) amend his restricted (“RSU”) award agreements that were outstanding on February 25, 2018 to provide that the RSUs subject to such agreements shall continue to vest through February 25, 2019 and shall be settled in accordance with the terms of such RSU award agreements; and (3) allow Mr. Gay through February 25, 2019 to exercise his vested options as of February 25, 2018. The Company agreed to these benefits, in recognition of Mr. Gay’s service to the Company and in consideration for Mr. Gay agreeing to (i) release certain claims against the Company relating to his employment, (ii) provide certain assistance to the Company in the future and (iii) comply with certain restrictive covenants.

The foregoing description of the Settlement Agreement and Release does not purport to be complete and is qualified in its entirety by reference to the Settlement Agreement and Release, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference into this Item 5.02.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
10.1	Settlement Agreement and Release, dated as of April 18, 2018, by and between Energy Recovery, Inc., and Joel Gay.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2018

Energy Recovery, Inc.

By:	/s/ William Yeung
William Yeung
General Counsel